SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported)
                        April 22, 2003 (April 21, 2003)


                          NATIONAL STEEL CORPORATION
 ----------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-983                   25-0687210
        ---------------            -----------------         ---------------
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


4100 Edison Lakes Parkway, Mishawaka, IN                      46545-3440
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(Address of Principal Executive Office)                       (Zip Code)


Registrant's telephone number, including area code: 574-273-7000


                                      N/A
              ---------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events and Required Regulation FD Disclosure.

         On April 21, 2003, National Steel Corporation (the "Company") issued a press release announcing that the U.S. Bankruptcy Court for the Northern District of Illinois issued an order (the "Order") approving the sale to United States Steel Corporation ("U.S. Steel") of substantially all of the principal steelmaking and finishing assets and iron ore pellet operations of the Company pursuant to the terms of the Asset Purchase Agreement, dated April 21, 2003, by and among U.S. Steel, the Company and certain of the Company's subsidiaries. A copy of the press release is attached hereto as Exhibit 99.1. A conformed copy of the Asset Purchase Agreement is attached hereto as Exhibit 99.2. A conformed copy of the Order is attached hereto as Exhibit 99.3.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         Exhibit
         Number          Description
         -----------     --------------

         99.1 Press Release issued by National Steel Corporation on April 21, 2003.

         99.2 Conformed copy of the Asset Purchase Agreement, dated April 21, 2003, by and among United States Steel Corporation, National Steel Corporation and the Subsidiaries of National Steel Corporation Set Forth On the Signature Pages Thereto.

         99.3 Conformed copy of the Order of the U.S. Bankruptcy Court for the Northern District of Illinois, dated April 21, 2003.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 22, 2003                        NATIONAL STEEL CORPORATION
                                            --------------------------
                                                   Registrant


                                            By: /s/ Kirk A. Sobecki
                                                ------------------------------
                                                     Kirk A. Sobecki
                                                  Senior Vice President &
                                                  Chief Financial Officer




                                 EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------

99.1          Press Release issued by National Steel Corporation on April 21,
              2003.

99.2 Conformed copy of the Asset Purchase Agreement, dated April 21, 2003, by and among United States Steel Corporation, National Steel Corporation and the Subsidiaries of National Steel Corporation Set Forth On the Signature Pages Thereto.

99.3 Conformed copy of the Order of the U.S. Bankruptcy Court for the Northern District of Illinois, dated April 21, 2003.